INCORPORATED UNDER THE LAWS OF THE STATE OF

NEVADA

NUMBER		SHARES

CUSIP NO: 90138D 10 7
20/20 GLOBAL, INC.
AUTHORIZED COMMON STOCK : 100,000,000 SHARES ∙&NBSP;PAR VALUE: $0.001

THIS CERTIFIES THAT		**[STOCK HOLDER NAME]**

IS THE RECORD HOLDER OF		**[NUMBER OF SHARES]**

Shares of	20/20 Global, Inc.	Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This
Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED
COLONIAL STOCK TRANSFER
Salt Lake City, Utah
By:
TRANSFER AGENT AND REGISTRAR – AUTHORIZED SIGNATURE
Karen Johnson		Tom Wason
SECRETARY	[20/20 GLOBAL, INC. CORPORATE SEAL]	PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with right		under Uniform Gifts to Minors
	of survivorship and not		Act
	as tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received	hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURES MUST BE MEDALLION GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITUTION (COMMERICAL BANK, TRUST COMPANY, OR A BROKER) PARTICIPATING IN A MEDIALLION SIGNATURE GUARANTEE PROGRAM. ALL EXISTING REGISTERED OWNERS MUST SIGN.